UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2023

VERANO HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

British Columbia	000-56342	98-1583243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 West Hill Street, Suite 400,
Chicago, Illinois	60610
(Address of Principal Executive Offices)	(Zip Code)

(312) 265-0730

(Registrant’s Telephone Number, Including Area Code)

415 North Dearborn Street, 4th Floor, Chicago, Illinois 60654

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d) On October 2, 2023, Verano Holdings Corp. (the “Company”), acting pursuant to authorization from its Board of Directors, notified the Canadian Securities Exchange (the “CSE”) of its intention to voluntarily withdraw its listing of Class A subordinate voting shares, no par value (the “SV Shares”), from the CSE and transfer the listing of the SV Shares to Canada’s Neo Exchange Inc., operating as Cboe Canada (the “Cboe”).

The SV Shares have been conditionally approved for listing on the Cboe, where they are expected to continue to trade under the stock symbol, “VRNO”. Final approval of the listing of the SV Shares on the Cboe is subject to the Company fulfilling customary conditions prescribed by the Cboe, and the delisting from the CSE is subject to the approval of the CSE. Trading of the SV Shares is not expected to be disrupted in any way and current shareholders do not need to take any action.

Item 7.01 Regulation FD Disclosure.

On October 3, 2023, the Company issued a press release in connection with the transfer of its SV Shares to the Cboe. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B-2 of Form 8-K, the information set forth in or incorporated by reference into this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued on October 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors discussed in the Company’s annual report on Form 10-K for the year ended December 31, 2022 and subsequent quarterly reports on Form 10-Q for 2023 filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERANO HOLDINGS CORP.

Date: October 3, 2023	By:	/s/ Laura Marie Kalesnik
	Name:	Laura Marie Kalesnik
	Title:	Chief Legal Officer, General Counsel & Secretary